Derivative Instruments	12 Months Ended
Sep. 30, 2012
Derivative Instruments [Abstract]
DERIVATIVE INSTRUMENTS

(23) DERIVATIVE INSTRUMENTS

The Company has commitments outstanding to extend credit that have not closed prior to the end of the period. As the Company enters into commitments to originate loans, it also enters into commitments to sell the loans in the secondary market on a “best-efforts” basis. Such commitments to originate loans held for sale are considered derivative instruments in accordance with GAAP, which requires the Company to recognize all derivative instruments in the balance sheet and to measure those instruments at fair value. As a result of marking to market commitments to originate loans, the Company recorded an increase in other assets of $1.3 million, a decrease in other liabilities of $382,000, and an increase in other income of $1.7 million for the year ended September 30, 2012. The Company recorded a decrease in other assets of $923,000, an increase in other liabilities of $263,000, and a decrease in other income of $1.2 million for the year ended September 30, 2011.

Additionally, the Company has commitments to sell loans that have closed prior to the end of the period. Due to the mark to market adjustment on commitments to sell loans held for sale, the Company recorded an increase in other assets of $571,000, a decrease in other liabilities of $162,000, and an increase in other income of $733,000 during the year ended September 30, 2012. The Company recorded an increase in other assets of $720,000, a decrease in other liabilities of $848,000, and an increase in other income of $1.6 million during the year ended September 30, 2011.

The balance of derivative instruments related to commitments to originate and sell loans at September 30, 2012 and 2011, is disclosed in Footnote 24, Fair Value Measurements.